SUNAMERICA SERIES TRUST

American Funds Asset Allocation SAST Portfolio

American Funds Global Growth SAST Portfolio

American Funds Growth SAST Portfolio

American Funds Growth-Income SAST Portfolio

Supplement to the Statutory Prospectus Dated April 30, 2012

Effective September 1, 2012.

In the “PORTFOLIO SUMMARY” under the heading “Investment Advise,” for the American Funds Global Growth SAST Portfolio with respect to the portfolio manager disclosure for the Master Global Growth Fund of Capital Research and Management Company (“Capital Research”), all reference to Robert W. Lovelace is deleted in its entirety.

In the section titled “MANAGEMENT,” under the “Information about the Investment Adviser to the Master Funds” section, the first two paragraphs are deleted in their entirety and replaced with the following:

“Capital Research uses a system of multiple fund counselors in managing mutual fund assets. Under this approach, the portfolio of a Master Fund is divided into segments, which are managed by individual counselors. Counselors decide how their respective segments will be invested. In addition, Capital Research investment analysts may make investment decisions with respect to a portion of a Master Fund’s portfolio. Investment decisions are subject to the limits provided by a Master Fund’s goals and policies and the oversight of Capital Research’s investment committee.

Effective September 1, 2012, Capital Research will manage equity assets through three equity investment divisions and fixed-income assets through its fixed-income division. The three equity investment divisions will make investment decisions on an independent basis and will include Capital Research’s current equity investment divisions, Capital World Investors and Capital Research Global Investors. William L. Robbins and Dylan J. Yolles, portfolio counselors in the Master Growth-Income Fund will continue to manage assets in the fund; however, they will be part of the third equity investment division of Capital Research beginning September 1, 2012.

The investment divisions may, in the future, be incorporated into wholly owned subsidiaries of Capital Research and Management Company. In that event, Capital Research would continue to be the investment adviser, and day-to-day investment management of equity assets would continue to be carried out through one or more of these subsidiaries. Although not currently contemplated, Capital Research could incorporate its fixed-income division in the future and engage it to provide day-to-day investment management of fixed-income assets. Capital Research and each of the funds it advises have applied to the U.S. Securities and Exchange Commission for an exemptive order that would give Capital Research the authority to use, upon approval of the fund’s board, its management subsidiaries and affiliates to provide day-to-day investment management services to the fund, including making changes to the management subsidiaries and affiliates providing such services. The fund’s shareholders approved this arrangement at a meeting of the fund’s shareholders on November 24, 2009. There is no assurance that Capital Research will incorporate its investment divisions or exercise any authority, if granted, under an exemptive order.”

In addition, in the section titled “MANAGEMENT,” under “Portfolio Management of the Master Funds” the portfolio manager information for the Master Global Growth Fund Team Members, all reference to Robert W. Lovelace is deleted in its entirety.

Date: August 10, 2012

SUNAMERICA SERIES TRUST

American Funds Asset Allocation SAST Portfolio

American Funds Global Growth SAST Portfolio

American Funds Growth SAST Portfolio

American Funds Growth-Income SAST Portfolio

Supplement to the Statement of Additional Information Dated April 30, 2012

Effective September 1, 2012, under the section “INVESTMENT ADVISORY AND RELATED AGREEMENTS,” under the heading “Master Funds,” the first paragraph under the “INVESTMENT ADVISER TO THE MASTER FUNDS” is deleted in its entirety and replaced with the following:

“The investment adviser to the Master Funds, Capital Research, founded in 1931, maintains research facilities in the United States and abroad (Los Angeles, San Francisco, New York, Washington, D.C., London, Geneva, Hong Kong, Singapore and Tokyo). These facilities are staffed with experienced investment professionals. Capital Research is located at 333 South Hope Street, Los Angeles, CA 90071 and 6455 Irvine Center Drive, Irvine, CA 92618. It is a wholly owned subsidiary of The Capital Group Companies, Inc., a holding company for several investment management subsidiaries. Effective September 1, 2012, Capital Research will manage equity assets through three equity investment divisions and fixed-income assets through its fixed-income division. The three equity investment divisions will make investment decisions on an independent basis and will include Capital Research’s current equity investment divisions, Capital World Investors and Capital Research Global Investors, and a third equity investment division. Portfolio counselors in the third equity investment division will rely on a research team that also provides investment services to institutional clients and other accounts advised by affiliates of Capital Research.”

Under the section “PORTFOLIO MANAGERS,” all reference to Robert W. Lovelace as a portfolio manager for the Master Global Growth Fund is deleted in its entirety.

Date: August 10, 2012